EXHIBIT 10.34

AMENDMENT NO. 5 TO
SERIES 2001-1 SUPPLEMENT

           This AMENDMENT NO. 5 dated as of November 28, 2003 (this “Amendment”), is by and among H&T RECEIVABLE FUNDING CORPORATION, as Transferor (the “Transferor”), BALLY TOTAL FITNESS CORPORATION, as Servicer (the “Servicer”) and JP MORGAN CHASE BANK (the “Trustee”).

W I T N E S S E T H

           WHEREAS, the entities party hereto are parties to that certain Series 2001-1 Supplement to Pooling and Servicing Agreement, dated as of December 16, 1996 (as amended, amended and restated and otherwise modified from time to time, the “Series 2001-1 Supplement”);

           WHEREAS, the Transferor has made an optional prepayment in the amount of $15,000,000 on the date hereof pursuant to Section 10 of the Series 2001-1 Supplement; and

           WHEREAS, the parties hereto desire to amend the Series 2001-1 Supplement.

           NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           A.     Definitions. As used herein, capitalized terms used herein and not otherwise defined are used as defined in (or by reference in) the Series 2001-1 Supplement or, if not defined therein, in the Certificate Purchase Agreement (as defined in the Series 2001-1 Supplement).

           B.     Amendment to Series 2001-1 Supplement. The definitions of “Commitment Amount” and “Partial Amortization Period Commencement Date” as set forth in Section 2 of the Series 2001-1 Supplement are hereby amended and restated in their entirety to read as follows:

             “Commitment Amount” shall mean $110,000,000; provided, however, that as of the first day of the January 2004 Monthly Period, the Commitment Amount shall be $100,000,000.

             “Partial Amortization Period Commencement Date” shall mean the first day of the January 2004 Monthly Period or such later date as agreed in writing (with notice to the Trustee) by the Transferor, the Servicer and CIBC, in its capacities as the Managing Agent for and Alternate Transferee in the CIBC Ownership Group.

           C.     Absence of Pay-Out Events and Unmatured Pay-Out Events. The Transferor and the Servicer hereby severally represent and warrant that, on and as of the date hereof and on and as of the Effective Date (as defined below), after giving effect to the amendments to the Series 2001-1 Supplement as provided herein, no Pay-Out Event has occurred and is continuing and no event has occurred and is continuing which, if such event remains uncured, will, with the lapse of time, constitute a Pay-Out Event.

           D.     Date; Binding Effect; Ratification; Covenant.

           (a)    The effective date (the “Effective Date”) of this Amendment shall be November 28, 2003 provided that each of the following has occurred:

         (i)    all parties hereto have executed and delivered counterparts of this Amendment;

         (ii)    each of the following documents has other been executed and delivered by the parties thereto:

           (A)    a conforming amendment of the Commitment Amount under the Certificate Purchase Agreement; and

           (B)    a conforming amendment of the Commitment under the Liquidity Agreement.

           (b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           (c)    On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Series 2001-1 Supplement, and (ii) each reference in the Series 2001-1 Supplement to “this Series 2001-1 Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Series 2001-1 Supplement shall mean and be a reference to the Series 2001-1 Supplement, as applicable, as amended or modified hereby.

           (d)    Except as expressly amended or modified hereby, the Series 2001-1 Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

           E.     Miscellaneous.

           (a)    Without limiting the effect of other provisions of the Series 2001-1 Supplement, Sections 23, 24 and 25 of the Series 2001-1 Supplement are hereby incorporated into this Amendment by this reference, with the references in such sections to the Series 2001-1 Supplement applying instead with equal force to this Amendment for purposes of this Amendment.

           (b)    No provision of this Amendment may be modified, terminated or waived without the Managing Agent’s consent. The Managing Agent shall be an express third-party beneficiary hereof.

           (c)    The Managing Agent, on behalf of the Owners in the CIBC Ownership Group, hereby certifies that the Owners in the CIBC Ownership Group constitute 100% of the Invested Amount of the Series 2001-1 Certificates.

           (d)    The Trustee, at the direction of the Managing Agent on behalf of the Owners in the CIBC Ownership Group, and the Administrative Agent, hereby waive the notice requirements in Section 10 of the Series 2001-1 Supplement and the requirement in Section 10 of the Series 2001-1 Supplement that a Reduction of the Invested Amount by the Transferor occur on a Distribution Date. The Managing Agent on behalf of the Owners in the CIBC Ownership Group hereby ratifies the actions taken by the Trustee in connection with this Amendment.

[Signatures Follow]

           IN WITNESS WHEREOF, the parties have executed this Amendment by their respective officers thereunto duly authorized as of the date first above written.

H & T RECEIVABLE FUNDING CORPORATION, as
Transferor

By: /s/ John W. Dwyer

Name: John W. Dwyer
Title: Executive Vice President and Chief Financial Officer

BALLY TOTAL FITNESS CORPORATION, as Servicer

By: /s/ John W. Dwyer

Name: John W. Dwyer
Title: Executive Vice President and Chief Financial Officer

JP MORGAN CHASE BANK, not in its individual capacity,
but solely as Trustee

By: /s/ David Contino

Name: David Contino
Title: Trust Officer

The undersigned, as Administrative Agent and as Managing Agent on behalf of the Owners in the CIBC Ownership Group, hereby consents to the execution and delivery of this Amendment.

CANADIAN IMPERIAL BANK OF
COMMERCE, as Administrative Agent and as
Managing Agent for the
CIBC Ownership Group

By:     /s/ David J. Duncan

Name:   David J. Duncan
Title:   Authorized Signatory

By:     /s/ James W. Lees

Name:   James W. Lees
Title:   Authorized Signatory

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